EXHIBIT 99.1
                                     [LOGO[
                           rcg companies incorporated
             6836 morrison boulevard, suite 200, charlotte, nc 28211
                       o 704.366.5054 o 704.366.5056 fax
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               RCG COMPANIES SIGNS DEFINITIVE AGREEMENT TO ACQUIRE
                 LEADING ONLINE TRAVEL COMPANY 1-800-CHEAPSEATS

          - ACQUISITION ACCELERATES TOUR OPERATOR'S ONLINE INITIATIVE -

       - COMPANY TO FOCUS ON "HIGH TECH - HIGH TOUCH" DISTRIBUTION MODEL -

      - RCG ANNOUNCES INVESTOR CONFERENCE CALL TO DISCUSS THE TRANSACTION -

Charlotte, NC - December 1, 2004 - RCG Companies Incorporated (AMEX: RCG), one of the largest leisure-travel tour operators in the United States, announced today that it has signed a definitive agreement to acquire 100% of the outstanding shares of stock of Farequest Holdings, Inc., which owns and operates one of the leading online travel companies, 1-800-CHEAPSEATS (www.1800cheapseats.com). Subsequent to the closing of the acquisition, RCG will formally change its name to one that more accurately characterizes its focus on the travel industry.

RCG currently owns SunTrips(TM) (http://www.suntrips.com) and Vacation Express(TM) (http://www.vacationexpress.com), two of the largest leisure tour operators in the United States, each of which serves in excess of 150,000 travelers per year. The acquisition will transform RCG from a predominantly offline tour operator into a full-service online and offline travel company. The combination of RCG's established tour operations with 1-800-CheapSeats' discount airfares, large online customer base, and online reservation technology, will position RCG to be a force in the online travel industry. (PhocusWright projects that the size of the online travel market will reach $52.8 billion in 2004).

1-800-CheapSeats currently has more than 700,000 opt-in online subscribers and currently generates in excess of $4.5 million per month in airline bookings. The Company is one of the fastest growing online travel companies in the United States having experienced year-over-year online gross bookings growth in excess of 190%; year-over-year transaction growth in excess of 110%; and, year-over-year gross bookings growth of 91%. Approximately 70% of 1-800-CheapSeats' business is generated online.

1-800-CheapSeats will serve as an additional sales and distribution outlet for RCG's leisure tours, complimenting its historical distribution through its network of independent travel agents throughout the United States. 1-800-CheapSeats will also have the opportunity to substantially expand its own operations by being able to package RCG's hotel inventory with 1-800-CheapSeats existing air travel contracts.

Under the terms of the definitive agreement, RCG will issue a number of shares of RCG common stock that will result in the shareholders of Farequest owning approximately 45% of RCG's outstanding common stock. Additionally, RCG will issue to Farequest's shareholder's a one-year promissory note of approximately $6 million convertible into shares of RCG stock, at RCG's option, at $2 per share. The transaction is subject to completion of due diligence and other usual and customary closing conditions as well as approval by RCG's shareholders, which will be solicited in the RCG's forthcoming proxy statement in connection with its annual meeting. The closing of the transaction is expected to occur in the first calendar quarter of 2005. Farequest Holdings' Chairman, Will Goldstein, will become Chairman of RCG upon closing. Jeffrey F. Willmott will remain RCG's Chairman until the closing and thereafter Mr. Willmott will remain a director of the Company.

                                    **MORE**
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RCG Companies Incorporated
December 1, 2004
Page 2 of 3


Commenting on the announcement, RCG's CEO, Mike Pruitt, stated, "The Board and management at RCG could not be more excited about this acquisition and its prospects for our shareholders. RCG has lacked the ability to market its leisure travel and tours online as well as nationally, essential and critical components in today's competitive travel industry. Additionally, this acquisition will result in a unique and innovative business platform within the travel industry, combining online and offline travel businesses. Lastly, RCG will add depth of management and prowess in the travel sector. All of the RCG management and Board look forward to working with Will Goldstein and his team."

Will Goldstein, Chairman of Farequest Holdings, commented, "We preach a `high tech, high touch' approach to everything we have done at 1-800-CheapSeats. Although the world is going online, we believe that many travelers still want the ability to call and talk to a person if they have any questions regarding their travel needs. Many of our larger online competitors bury their phone numbers to discourage any contact with a person. Our name is our URL and phone number, making it easy for our customers to reach us, whether it is online or by speaking to one of our travel consultants. We have also made a concerted effort to appeal to America's youth with some innovative marketing strategies, but never at the exclusion of any other groups. We feel we understand the needs of the traveler today and what they are looking for in an online travel service. We plan to implement that culture at RCG's tour operations and continue to grow the combined companies by leveraging our 700,000 plus online customer base, which grows larger everyday."

Management from RCG and Farequest Holdings will discuss the acquisition during a conference call to be broadcast live over the Internet starting at 4:30 p.m. eastern standard time on Tuesday, December 7, 2004.

Conference call particulars are as follows:

      o     Date - Tuesday, December 7, 2005
      o Time - 4:30 p.m. eastern standard time/1:30 p.m. pacific standard time
      o     Dial in number - (888) 809-3629
      o Live Internet broadcast - can be accessed at http://www.rcgcompanies.com

A replay of the call will be available for 90 days at (800) 756-3819 - Reference number 177377. Those choosing to listen via telephone are encouraged to call in at least ten minutes prior to the start of the call to allow time to register with the operator.

ABOUT RCG COMPANIES INCORPORATED

RCG Companies Incorporated (www.rcgcompanies.com) is focused on delivering to its shareholders rapidly growing, relatively low-risk revenues. The majority of RCG's revenues are currently derived from its wholly owned travel service segment, Flightserv, Inc., which delivers leisure and vacation travel packages under the SunTrips(TM) and Vacation Express(TM) brands, together making Flightserv one of the largest leisure travel tour operators in the United States. RCG is also involved in the technology services sector, through its wholly owned software and information technology services unit, Logisoft Corp.

                                    **MORE**
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RCG Companies Incorporated
December 1, 2004
Page 3 of 3


Statements in this news release about anticipated or expected future revenue or growth or expressions of future goals or objectives, including statements regarding whether current plans to grow and strengthen the company's existing network will be implemented or accomplished, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements in this release are based upon information available to the Company on the date of this release. Any forward-looking statements involve risks and uncertainties, including the risk that the Company will be unable to grow or strengthen its network due to a lack of capital, or will be unable to consummate the acquisition of Farequest Holdings, Inc, or that the benefits anticipated from the acquisition will not be realized, and that the Company may not realize anticipated cost savings or revenue growth opportunities associated with restructuring certain operational and financial policies, procedure, and contracts of Vacation Express(TM) and SunTrips(TM). Additionally, forward-looking statements concerning the performance of the travel and leisure industry are based on current market conditions and risks, which may change as the result of certain regulatory, political, or economic events, a shift in consumer travel preferences, as well as those risks and uncertainties described in the Company's filings with the Securities and Exchange Commission, which could cause actual events or results to differ materially from the events or results described in the forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements.

RCG INVESTOR CONTACT:                                 FAREQUEST HOLDINGS CONTACT

Robert B. Prag, President                             Will Goldstein, Chairman
The Del Mar Consulting Group, Inc.                    Farequest Holdings, Inc.
(858) 794-9500 (770) 730-2850                         will@1800cheapseats.com
bprag@delmarconsulting.com

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